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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

SLM Corporation

(Exact name of registrant as specified in its charter)
(Formerly known as SLM Holding Corporation)

Delaware (State or other jurisdiction of incorporation or organization)	52-2013874 (I.R.S. Employer Identification No.)
11600 Sallie Mae Drive, Reston, Virginia (Address of principal executive offices)	20193 (Zip Code)

Registrant's telephone number, including area code: (703) 810-3000

Item 9. Regulation FD Disclosure

        On August 14, 2002, the Company's Vice Chairman and Chief Executive Officer, Albert L. Lord, and Executive Vice President and Chief Financial Officer, John F. Remondi, submitted their statements under oath in response to the order of the Securities and Exchange Commission pursuant to Section 21 (a)(1) of the Securities Exchange Act of 1934.

        In addition, the Company submitted to the SEC on August 14, 2002 its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of Vice Chairman and Chief Executive Officer, Albert L. Lord, and Executive Vice President and Chief Financial Officer, John F. Remondi.

        A copy of each of these statements is attached hereto as an Exhibit (99.1 through 99.4).

Item 7. Financial Statements and Exhibits

The following exhibits are included herein:

99.1	Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act filings
99.2	Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act filings
99.3	Certification of Principal Executive Officer dated August 14, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Principal Financial Officer dated August 14, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	SLM Corporation
	By:	/s/ JOHN F. REMONDI John F. Remondi Executive Vice President & Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act filings
99.2	Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act filings
99.3	Certification of Principal Executive Officer dated August 14, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Principal Financial Officer dated August 14, 2002 Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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  Item 9. Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX